UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2016

OTTAWA SAVINGS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51367	20-3074627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

925 LaSalle Street, Ottawa, IL 61350
(Address of principal executive offices) (Zip Code)

(815) 433-2525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

       The annual meeting of the stockholders of Ottawa Savings Bancorp, Inc. (the “Company”) was held on May 18, 2016.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD
James A. Ferrero	2,314,122	38,889
Craig M. Hepner	2,307,765	45,246
Keith F. Johnson	2,310,865	42,146

       There were 313,658 broker non-votes on the proposal.

2.	The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
2,645,961	17,878	2,830

       There were no broker non-votes on the proposal.

3.	An advisory vote was taken on the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the annual meeting of stockholders, and the vote taken was as follows:

FOR	AGAINST	ABSTAIN
2,296,039	52,469	4,503

       There were 313,658 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTAWA SAVINGS BANCORP, INC.

Date: May 23, 2016	By:	/s/ Jon Kranov
Jon Kranov
President and Chief Executive Officer